Exhibit 99.1
AmTrust Financial Services, Inc. Provides Update on 10-K Filing
NEW YORK, March 16, 2017 (GLOBE NEWSWIRE) -- AmTrust Financial Services, Inc. (Nasdaq: AFSI) (the “Company” or “AmTrust”) today stated that additional time is needed for the Company to complete its consolidated financial statements and assessment of internal controls over financial reporting for the fiscal year ended December 31, 2016, and, as a consequence, for the Company's auditor, KPMG LLP, to complete its audit procedures and audit of the consolidated financial statements included in the Form 10-K. Accordingly, the Company will file its Form 10-K for the year ended December 31, 2016 as soon as practicable.
In connection with the preparation and audit of the financial statements to be included in the Company’s Form 10-K for the year ended December 31, 2016, the Audit Committee of the AmTrust Board of Directors, in consultation with management and its current and former independent auditors, concluded that the Company’s previously issued consolidated financial statements for 2014 and 2015 (including for each of the four quarters of 2015) as well as for the first three quarters of 2016 should be restated and should no longer be relied upon. In addition, the Company’s earnings and press releases and similar communications, to the extent that they relate to the periods covered by these financial statements, as well as the Company’s fourth quarter and fiscal 2016 earnings release dated February 27, 2017, should no longer be relied upon. Additionally, the reports of BDO USA LLP, the Company’s former independent auditor, on the Company’s consolidated financial statements for 2014 and 2015, including its opinions on the effectiveness of internal control over financial reporting for such periods, likewise should no longer be relied upon.
Notwithstanding the foregoing and subject to final review by the Company and its independent auditors, management expects that the Company’s gross written premium, net earned premium, loss and loss adjustment expense, and loss ratio for fiscal years 2014 and 2015 will remain unchanged from the amounts previously disclosed in the Company’s prior year Forms 10-K. In addition, gross written premium, net earned premium, loss and loss adjustment expense and loss ratio for the fourth quarter and full year 2016, and loss and loss adjustment expense reserves as of December 31, 2016, will remain unchanged from the amounts disclosed in the Company’s earnings release dated February 27, 2017.
“The 10-K delay and restatement largely relate to the timing of recognition of revenue, as previously announced, in the Company’s service and fee business, which we expect will remain profitable in each of the fiscal years 2014, 2015 and 2016. In addition, we believe the corrections will have no material impact on the Company’s ongoing insurance operations, statutory entities or statutory surplus. We believe that AmTrust remains financially strong, and we continue to see opportunities for organic growth within our existing operations, as demonstrated by the gross written and net earned premiums that we recently reported. Notwithstanding these corrections, we are proud of the results that we expect to report for 2014, 2015 and 2016,” said Barry Zyskind, Chairman and Chief Executive Officer, AmTrust. “We are also making the necessary improvements in our finance and accounting resources to address the issues identified and better match AmTrust’s increased global reach. We appreciate the hard work of the AmTrust team and the support of KPMG in these efforts. We are confident in our ability to successfully move through this period and remain focused on leveraging our proprietary technology and efficient operating structure to enhance shareholder returns, best serve our customers and create exciting career growth and development opportunities for AmTrust employees.”

The Company is restating its financial statements and related disclosures primarily to correct two errors reported in its historical consolidated financial statements. These errors relate to: (1) upfront recognition of a portion of warranty contract revenue associated with administration services, based on the interpretation of ASC 605, Revenue Recognition, used in the previously filed financial statements related to multiple-element revenue recognition, instead of deferring recognition of the revenue over the life of the contract; and (2) bonuses that were expensed in the year paid but that should have been accrued in the year earned based on ASC 710, Compensation, and ASC 270, Interim Reporting. The first error will be reflected entirely within the results of operations for our Specialty Risk and Extended Warranty segment, while the second error will be reflected within the results of operations of all of our segments. The Company will also make other miscellaneous adjustments that had been previously identified but not corrected because they were not material, individually or in the aggregate, to its previously issued consolidated financial statements. In addition, the Company expects to have certain other non-cash corrections related to deferred acquisitions costs and the capitalization of software development costs in 2016.
The Company believes that significant progress has been made in enhancing internal financial controls as of December 31, 2016 and in the period since and will continue the process to enhance internal controls throughout 2017. As previously disclosed, the Company, with oversight from the Audit Committee of the Board of Directors, has strengthened its senior financial leadership team and added resources to support the team and drive sustainability of internal financial controls.
Furthermore, the Company has reviewed all critical relationships and does not expect a material interruption in or change to normal business activities related to the delayed filing.
About AmTrust Financial Services, Inc.
AmTrust Financial Services, Inc., a multinational insurance holding company headquartered in New York City, offers specialty property and casualty insurance products, including workers' compensation, commercial automobile, general liability and extended service and warranty coverage through its primary insurance subsidiaries rated “A” (Excellent) by A.M. Best. For more information about AmTrust, visit www.amtrustgroup.com, or call AmTrust toll-free at (855) 327-2223.
Forward Looking Statements
This news release contains certain forward-looking statements that are intended to be covered by the safe harbors created by the Private Securities Litigation Reform Act of 1995. When we use words such as “anticipate,” “intend,” “plan,” “believe,” “estimate,” “expect,” or similar expressions, we do so to identify forward-looking statements. Examples of forward-looking statements include the plans and objectives of management for future operations, including those relating to future growth of our business activities and availability of funds, projections of the impact of potential errors or misstatements in our financial statements, estimates of the impact of material weaknesses in the internal control over financial reporting, and the anticipated timing of filings of restated financials and periodic SEC filings, and are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond our control. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, non-receipt of expected payments from insureds or reinsurers, changes in interest rates, a downgrade in the financial strength ratings of our insurance subsidiaries, the effect of the performance of financial markets on our investment portfolio, the amounts, timing and prices of any share repurchases made by us under our share repurchase program, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the cost and availability of reinsurance coverage, the effects of emerging claim and coverage issues, changes in the demand for our products, our degree of success in integrating acquired businesses, the effect of general economic conditions, state and federal legislation, regulations and regulatory investigations into industry practices, the impact of known or potential errors or misstatements in our financial statements, our ability to timely and effectively remediate the material weaknesses in our internal control over financial reporting discussed in the Company’s earnings release dated February 27, 2017 and implement effective internal control over financial reporting and disclosure controls and procedures in the future, risks associated with conducting business outside the United States, the impact of Brexit, developments relating to existing agreements, disruptions to our business relationships with Maiden Holdings, Ltd. or National General Holdings Corp., breaches in data security or other disruptions with our technology, heightened competition, changes in pricing environments, and changes in asset valuations. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in our filings with the SEC, including our Annual Report on Form 10-K and our quarterly reports on Form 10-Q. The projections and statements in this news release speak only as of the date of this release and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

CONTACT:	AmTrust Financial Services, Inc.

Chief Communications Officer & SVP Corporate Affairs
Chaya Cooperberg
chaya.cooperberg@amtrustgroup.com
(646) 458-3332

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